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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):June 13, 1997


                                WRT Energy Corporation
                (Exact name of registrant as specified in its charter)


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        Texas                  1-10753              72-1133320
   (State  or other          (Commission          (IRS Employer
   jurisdiction of           File Number)      Identification No.)
   incorporation or
   organization)
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                          5718 Westheimer, Suite 1201
                             Houston, Texas 77057
                     (Address of principal executive office)

                   Issuer's telephone number:    713-706-3295


    Item 5.Other Events

    On March 11, 1997, WRT Energy Corporation ("WRT" or the "Company") and DLB Oil and Gas, Inc. and Wexford Management LLC, on behalf of its affiliated investment funds, jointly filed a Second Amended Joint Plan of Reorganization (the "Plan") and Second Amended Disclosure Statement ("Disclosure Statement") in WRT's Chapter 11 bankruptcy case before the United States Bankruptcy Court for the Western District of Louisiana, Lafayette-Opelousas Division (the "Court"). On May 5, 1997, an order was entered in the Chapter 11 case confirming the Plan.

    The Disclosure Statement, filed with the Court and distributed in connection with the Plan, contained, in Exhibit "F" attached thereto, a "Financial Analysis as of March 11, 1997" for WRT (the "Financial Analysis"). The Financial Analysis contained both historical financial statements for WRT and pro forma financial statements assuming confirmation of the Plan. The Company has discovered that, due to an arithmetic error, the pro forma statements of operations for the Company, contained in the Financial Analysis, contained incorrect statements of the Pro Forma Earnings (Loss)

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    per Common Equivalent Share for each of the years ended December 31, 2000,
    1999, and 1998, and for the six months  ended December 31, 1997.

    The Company is filing this Report on Form 8-K to report the correct Pro Forma Earnings (Loss) per Common Equivalent Share for each of the pro forma periods, as follows:


                       For the       For the year ended
                       six           December 31,
                       months
                       Ended Dec
                       31, 1997     1998        1999         2000
                       (Pro Forma)  (Pro Forma) (Pro Forma   (Pro Forma)
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Earnings (Loss) per
Common Equivalent
Share                  $0.00         $0.03       $0.12        $.18


    Attached  to  this  Report,  as  Exhibit 99.1, is the Company's amended
    historical and projected    Statement of Operations for the periods
    ending in 1994 through 2000, as set forth in Exhibit F to the Disclosure Statement, but with corrected information concerning Pro Forma Earnings per Common Equivalent Share and Average Common Equivalent Shares Outstanding as set forth above. The only changes from the Statement of Operations filed with Exhibit F to the Disclosure Statement are the changes in pro forma earnings per share and shares outstanding. This report is made for the purpose of correcting the arithmetic error described above and is not to be deemed an admission as to the materiality of any the corrections contained herein.


                                       SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WRT ENERGY CORPORATION


    Date:June 13, 1997                         By: /s/RAYMOND P. LANDRY
                                               Raymond P. Landry
                                               Chairman and Chief
                                               Executive Officer

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                         Exhibits to Current Report on Form 8-K
                               of WRT Energy Corporation


    Exhibit No.     Description

    99.1 Company's Amended Historical and Projected Statement of Operations for Periods Ending in 1994 through 2000